                                                                  Exhibit 99.27

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE: MENLO ACQUISITION CORP.           CASE NO.  96-41107-N
       FDBA FOCUS SURGERY, INC.

                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED  June, 1998

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                            END OF              END OF            AS OF
                                                                           CURRENT              PRIOR            PETITION
                                                                            MONTH               MONTH             FILING
                                                                            -----               -----             ------
2.   ASSET/LIABILITY SUMMARY
      Current Assets (Market Value)                                            $141,885            $131,231           $502,204
                                                                       -----------------   -----------------  -----------------
      Total Assets (Market Value)                                              $141,885            $131,231         $2,152,204
                                                                       -----------------   -----------------  -----------------
      Current Liabilities                                                       $26,500             $15,499
                                                                       -----------------   -----------------  -----------------
      Total Liabilities                                                         $26,500             $15,499           $831,829
                                                                       -----------------   -----------------  -----------------

                                                                                                                   PETITION
                                                                          CURRENT                 PRIOR             DATE TO
                                                                           MONTH                  MONTH            MONTH END
                                                                           -----                  -----            ---------
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
      a.  Total Receipts                                                        $25,129                   $551         $1,536,374
                                                                       -----------------   --------------------  ----------------
      b.  Total Disbursements                                                   $14,475               $108,039         $1,414,062
                                                                       -----------------   --------------------  ----------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            $10,654              ($107,488)          $122,312
                                                                       -----------------   --------------------  ----------------
      d.  Cash Balance Beginning of Month                                      $131,231               $238,719   ----------------
                                                                       -----------------   --------------------
      e.  Cash Balance End of Month (c + d)                                    $141,885               $131,231
                                                                       -----------------   --------------------
                                                                       -----------------   --------------------


                                                                         RECEIVABLES                               LIABILITIES
                                                                         -----------                               -----------
4.  POST-PETITION LIABILITIES & RECEIVABLES
      Balance at End of Previous Month
                                                                       -----------------                         ----------------
      Balance at End of Current Month                                                $0                                   $26,500
                                                                       -----------------                         ----------------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)
                                                                       -----------------
      Balance at End of Current Month (over 30 days)                                 $0
                                                                       -----------------

                                                                                                      YES            NO
                                                                                                      ---            --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)   X
                                                                                                 -------------  -------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                            X
                                                                                                 -------------  -------------

8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                X
                                                                                                 -------------  -------------

9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                             X
                                                                                                 -------------  -------------

10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?        X
                                                                                                 -------------  -------------

11.  Is the estate insured for replacement cost of assets and for general liability?                            X
                                                                                                 -------------  -------------

12.  Are U.S. Trustee quarterly fees current?                                                    X
                                                                                                 -------------  -------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:  July 17, 1998                                                                     Richard J. Redett
            -----------------------------                                                 ------------------------------------
                                                                                               Responsible Individual


Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED   June, 1998
                                              -----------
                                  ($          )
                                     ---------

          ASSETS

                                                                  FROM SCHEDULES      MARKET VALUE
         CURRENT ASSETS
     1         Cash and cash equivalents - unrestricted                                      $141,885
                                                                                      ----------------
     2         Cash and cash equivalents - restricted
                                                                                      ----------------
     3         Accounts receivable (net)                            A                              $0
                                                                                      ----------------
     4         Inventory                                            B                              $0
                                                                                      ----------------
     5         Prepaid expenses
                                                                                      ----------------
     6         Other:
                       ---------------------------------------                        ----------------
     7
               -----------------------------------------------                        ----------------

     8             TOTAL CURRENT ASSETS                                                      $141,885
                                                                                      ----------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
     9         Real property                                        C                              $0
                                                                                      ----------------
    10         Machinery and equipment                              D                              $0
                                                                                      ----------------
    11         Furniture and fixtures                               D                              $0
                                                                                      ----------------
    12         Office equipment                                     D                              $0
                                                                                      ----------------
    13         Leasehold improvements                               D                              $0
                                                                                      ----------------
    14         Vehicles                                             D                              $0
                                                                                      ----------------
    15         Other:                                               D
                       ---------------------------------------                        ----------------
    16                                                              D
               -----------------------------------------------                        ----------------
    17                                                              D
               -----------------------------------------------                        ----------------
    18                                                              D
               -----------------------------------------------                        ----------------
    19                                                              D
               -----------------------------------------------                        ----------------

    20             TOTAL PROPERTY AND EQUIPMENT                                                    $0
                                                                                      ----------------

         OTHER ASSETS
    21
               -----------------------------------------------                        ----------------
    22
               -----------------------------------------------                        ----------------
    23
               -----------------------------------------------                        ----------------
    24
               -----------------------------------------------                        ----------------

    25             TOTAL OTHER ASSETS                                                              $0
                                                                                      ----------------

    26             TOTAL ASSETS                                                              $141,885
                                                                                      ----------------
                                                                                      ----------------


          NOTE:
                    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                    -----------------------------------------------------------

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

                                   ($        )
                                    ---------

          LIABILITIES                                                                FROM SCHEDULES
              POST-PETITION

                 CURRENT LIABILITIES
    27               Salaries and wages
                                                                                                           --------------
    28               Payroll taxes
                                                                                                           --------------
    29               Real and personal property taxes
                                                                                                           --------------
    30               Income taxes
                                                                                                           --------------
    31               Notes payable (short term)
                                                                                                           --------------
    32               Accounts payable (trade)                                            A                            $0
                                                                                                           --------------
    33               Real property lease arrearage
                                                                                                           --------------
    34               Personal property lease arrearage
                                                                                                           --------------
    35               Accrued professional fees
                                                                                                           --------------
    36               Current portion of long-term debt (due within 12 months)
                                                                                                           --------------
    37               Other:                Other general accruals                                                 $1,500
                                           -------------------------------------                           --------------
    38                                     Reserve for unearned fees                                             $25,000
                         -------------------------------------------------------                           --------------
    39
                         -------------------------------------------------------                           --------------

    40               TOTAL CURRENT LIABILITIES                                                                   $26,500
                                                                                                           --------------

    41           LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                           --------------

    42               TOTAL POST-PETITION LIABILITIES                                                             $26,500
                                                                                                           --------------

              PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    43               Secured claims                                                      E                            $0
                                                                                                           --------------
    44               Priority unsecured claims                                           E
                                                                                                           --------------
    45               General unsecured claims                                            E
                                                                                                           --------------

    46               TOTAL PRE-PETITION LIABILITIES                                                                   $0
                                                                                                           --------------

    47               TOTAL LIABILITIES                                                                           $26,500
                                                                                                           --------------

          EQUITY (DEFICIT)

    48
                            ----------------------------------------------------                           --------------
    49
                            ----------------------------------------------------                           --------------
    50
                            ----------------------------------------------------                           --------------
    51
                            ----------------------------------------------------                           -------------
    52           Market value adjustment
                                                                                                           --------------
    53               TOTAL EQUITY (DEFICIT)                                                                     $115,385
                                                                                                           --------------


    54               TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $141,885
                                                                                                           --------------
                                                                                                           --------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($_________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                               ACCOUNTS       ACCOUNTS PAYABLE            PAST DUE
                                                              RECEIVABLE      [POST PETITION]        POST PETITION DEBT
                                                              ----------      ----------------       ------------------
Receivables and Payables Ageings
    0 -30 Days
                                                           ---------------    -------------   __
    31-60 Days                                                                                  |
                                                           ---------------    -------------     |
    61-90 Days                                                                                  |                    $0
                                                           ---------------    -------------     -----------------------
    91+ Days                                                                                    |
                                                           ---------------    -------------   __|
    Total accounts receivable/payable                                  $0               $0
                                                           ---------------    -------------
                                                                              -------------
    Allowance for doubtful accounts
                                                           ---------------
    Accounts receivable (net)                                          $0
                                                           ---------------
                                                           ---------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                COST OF GOODS SOLD
----------------------------------                                ------------------
                                          INVENTORY(IES)          Inventory Beginning of Month
                                            BALANCE AT                                                      ------------------
                                           END OF MONTH           Add -
Retail/Restaurants -                                                       Net purchases
                                                                                                            ------------------
    Product for resale                                                     Direct labor
                                          --------------------                                              ------------------
                                                                           Manufacturing overhead
                                                                                                            ------------------
Distribution -                                                             Freight in
                                                                                                            ------------------
    Product for resale                                                     Other:
                                          --------------------

                                                                           ------------------------         ------------------
Manufacturer -
                                                                           ------------------------         ------------------
    Raw materials
                                          --------------------
    Work-in-progress                                              Less -
                                          --------------------
    Finished goods                                                         Inventory End of Month
                                          --------------------                                              ------------------
                                                                           Shrinkage
                                                                                                            ------------------
Other -                                                                    Personal Use
                                          --------------------                                              ------------------
    Explain
            ------------------------
                                                                  Cost of Goods Sold                                       $0
    --------------------------------                                                                        ------------------
                                                                                                            ------------------
          TOTAL                                              $0
                                          --------------------
                                          --------------------

METHOD OF INVENTORY CONTROL                                        INVENTORY VALUATION METHODS
---------------------------                                        ---------------------------
Do you have a functioning perpetual inventory system?              Indicate by a checkmark method of inventory valuation used.
               Yes                No
                  ----              ----

How often do you take a complete physical inventory?               Valuation methods -
                                                                            FIFO cost
                                                                                                         -----------------------
    Weekly                                                                  LIFO cost
                                ----                                                                     -----------------------
    Monthly                                                                 Lower of cost or
                                ----                                            market
    Quarterly                                                                                            -----------------------
                                ----
    Semi-annually                                                           Retail method
                                ----                                                                     -----------------------
    Annually
                                ----
                                                                            Other -
                                                                                                         -----------------------
Date of last physical inventory was    12/31/94                                 Explain
                                       -------------

                                                                                ------------------------------------------------
Date of next physical inventory is               N/A
                                       --------------                           ------------------------------------------------

Effective 1/1/95

                               SCHEDULE C
                              REAL PROPERTY

DESCRIPTION                                                         COST                MARKET VALUE
-----------                                                         ----               --------------

----------------------------------------------                 ----------------        --------------

----------------------------------------------                 ----------------        --------------

----------------------------------------------                 ----------------        --------------

----------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                               ----------------        --------------
                                                               ----------------        --------------

                               SCHEDULE D
                        OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                         COST                MARKET VALUE
-----------                                                         ----               --------------

MACHINERY & EQUIPMENT -

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                              ----------------        --------------
                                                              ----------------        --------------
FURNITURE & FIXTURES -

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                              ----------------        --------------
                                                              ----------------        --------------
OFFICE EQUIPMENT -

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                              ----------------        --------------
                                                              ----------------        --------------

LEASEHOLD IMPROVEMENTS -

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                              ----------------        --------------
                                                              ----------------        --------------
VEHICLES -

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------

---------------------------------------------                 ----------------        --------------
      TOTAL                                                                 $0                    $0
                                                              ----------------        --------------
                                                              ----------------        --------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                           CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                AMOUNT                     AMOUNT (b)
-------------------------------------------                ------                     ----------
    Secured claims  (a)                                   $115,778
                                                       --------------             -------------------
    Priority claims other than taxes
                                                       --------------             -------------------
    Priority tax claims                                                                      $20,000
                                                       --------------             -------------------
    General unsecured claims                              $586,534                          $267,218
                                                       --------------             -------------------

    (a)   List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.


Effective 1/1/95

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED June, 1998
                                              ----------
                             $
                               -------------------

        CURRENT MONTH
--------------------------------                                                      CUMULATIVE   NEXT MONTH
 ACTUAL     FORECAST    VARIANCE                                                    (CASE TO DATE)  FORECAST
--------    --------    --------                                                     -----------    -----------
                                     REVENUES
                             $0    1  Gross Sales
--------    --------    --------                                                     -----------    -----------
                             $0    2  less: Sales Returns & Allowances
--------    --------    --------                                                     -----------    -----------
     $0          $0          $0    3  Net Sales                                               $0          $0
--------    --------    --------                                                     -----------    -----------
     $0                      $0    4  less: Cost of Goods Sold  (Schedule 'B')
--------    --------    --------                                                     -----------    -----------
     $0          $0          $0    5  Gross Profit                                            $0          $0
--------    --------    --------                                                     -----------    -----------
                             $0    6  Interest
--------    --------    --------                                                     -----------    -----------
                                   7  Other Income:
                             $0    8                                                     $25,565
--------    --------    --------                                                     -----------    -----------
                             $0    9
--------    --------    --------                                                     -----------    -----------

     $0          $0          $0   10        TOTAL REVENUES                               $25,565          $0
--------    --------    --------                                                     -----------    -----------


                                     EXPENSES
                             $0   11  Compensation to Owner(s)/Officer(s)
--------    --------    --------                                                     -----------    -----------
                             $0   12  Salaries/Commissions
--------    --------    --------                                                     -----------    -----------
                             $0   13  Management Fees
--------    --------    --------                                                     -----------    -----------
                             $0   14  Depreciation                                      $368,860
--------    --------    --------                                                     -----------    -----------
                             $0   15  Taxes:
--------    --------    --------                                                     -----------    -----------
                             $0   16        Employer Payroll Taxes
--------    --------    --------                                                     -----------    -----------
                             $0   17        Real Property Taxes
--------    --------    --------                                                     -----------    -----------
                             $0   18        Other Taxes
--------    --------    --------                                                     -----------    -----------
                             $0   19  Other Selling
--------    --------    --------                                                     -----------    -----------
 $1,075                 ($1,075)  20  Other Administrative                               $43,239
--------    --------    --------                                                     -----------    -----------
                             $0   21  Interest
--------    --------    --------                                                     -----------    -----------
                                  22  Other Expenses:
                             $0   23  Writedown Assets                                  $274,406
--------    --------    --------                                                     -----------    -----------
                             $0   24  Reduction of Debt to Settlements                 $(455,184)
--------    --------    --------                                                     -----------    -----------
                             $0   25
--------    --------    --------                                                     -----------    -----------
                             $0   26
--------    --------    --------                                                     -----------    -----------
                             $0   27
--------    --------    --------                                                     -----------    -----------
                             $0   28
--------    --------    --------                                                     -----------    -----------
                             $0   29
--------    --------    --------                                                     -----------    -----------
                             $0   30
--------    --------    --------                                                     -----------    -----------

 $1,075          $0     ($1,075)  31        TOTAL EXPENSES                              $231,321          $0
--------    --------    --------                                                     -----------    -----------

($1,075)         $0     ($1,075)  32 SUBTOTAL                                          $(205,756)         $0
--------    --------    --------                                                     -----------    -----------

                                     REORGANIZATION ITEMS
                             $0   33  Professional Fees                                 $285,086
--------    --------    --------                                                     -----------    -----------
                             $0   34  Provisions for Rejected Executory Contracts
--------    --------    --------                                                     -----------    -----------
                                      Interest Earned on Accumulated Cash
   $129                   ($129)  35    Resulting from Chp 11 Case                       $30,902
--------    --------    --------                                                     -----------    -----------
                             $0   36  Gain or (Loss) from Sale of Equipment            $(450,000)
--------    --------    --------                                                     -----------    -----------
                             $0   37  Miscellaneous                                      $16,952
--------    --------    --------                                                     -----------    -----------
                             $0   38  Settlements                                       $682,500
--------    --------    --------                                                     -----------    -----------

  ($129)         $0        $129   39  TOTAL REORGANIZATION ITEMS                       1,403,636          $0
--------    --------    --------                                                     -----------    -----------

  ($946)         $0       ($946)  40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES $(1,609,392)         $0
--------    --------    --------                                                     -----------    -----------
                             $0   41  Federal & State Income Taxes
--------    --------    --------                                                     -----------    -----------

  ($946)         $0       ($946)  42  NET PROFIT (LOSS)                              $(1,609,392)         $0
--------    --------    --------                                                     -----------    -----------
--------    --------    --------                                                     -----------    -----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

              SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                        (GENERAL BUSINESS CASE)

                    FOR THE MONTH ENDED  June, 1998
                                       -------------




CASH BALANCE BEGINNING OF MONTH                               $131,231
                                                            -----------

CASH RECEIPTS  (1)                                             $25,129
                                                            -----------

CASH DISBURSEMENTS  (1)                                        $14,475
                                                            -----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS             $10,654
                                                            -----------

CASH BALANCE END OF MONTH                                     $141,885
                                                            ===========




RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                          ACCOUNT 1                     ACCOUNT 2              ACCOUNT 3
                                                          ---------                     ---------              ---------
BANK                                                  Silcon Valley Bank           Bank of America
                                                      ------------------           ------------------           ------------------
ACCOUNT TYPE                                          Checking                     Trust Account M&M
                                                      ------------------           ------------------           ------------------
ACCOUNT NO.                                               3300023699
                                                      ------------------           ------------------           ------------------
ACCOUNT PURPOSE                                       General                      General                       Distribution
                                                      ------------------           ------------------           ------------------

BALANCE, END OF MONTH                                         $77,590                      $63,513                        $782
                                                      ------------------           ------------------           ------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                         $141,885
                                                      ------------------
                                                      ------------------


(1) Excluding bank transfers between your accounts.